Summary Prospectus Supplement

July 11, 2018

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated July 11, 2018 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectus dated April 30, 2018

Emerging Markets Equity Portfolio (Class I)

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Eric Carlson	Managing Director of the Adviser	September 1997
Paul Psaila	Managing Director of the Adviser	October 1996
Ruchir Sharma	Managing Director of the Adviser	April 2002
May Yu	Managing Director of the Adviser	April 2018
Amay Hattangadi	Managing Director of MSIM Company	July 2018

Please retain this supplement for future reference.